Fair Value Measurements	3 Months Ended
Mar. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 8. Fair Value Measurements
The following table presents information about the Company’s financial liabilities that are measured at fair value on a recurring basis as of March 31, 2022, by level within the fair value hierarchy:

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account—U.S. Treasury Securities (1)	$230,030,808	$—	$—
Liabilities:
Derivative warrant liabilities—Class 1 Warrants	$—	$—	$9,200,000
Derivative warrant liabilities—Private Placement Warrants	$—	$—	$6,400,000

(1)	Excludes $1,741 of cash balance held within the Trust Account
As of December 31, 2021, there were no assets or liabilities that were measured at fair value on a recurring basis.
Transfers to/from Levels 1, 2, and 3 will be recognized at the beginning of the reporting period.
The fair value of the Class 1 Warrants and the Private Placement Warrants were measured using a Monte Carlo simulation model and Black-Scholes Option Pricing Method, respectively. The estimated fair value of the Class 1 Warrants and the Private Placement Warrants were determined using Level 3 inputs. Inherent in a Monte Carlo simulation model and Black-Scholes Option Pricing Method are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its warrants based on implied volatility from the historical volatility of select peer company’s ordinary shares that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon
yield curve on the grant date for a maturity similar to the expected remaining life of the instruments. The expected life of the instruments are assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.
As of March 31, 2022, the estimated aggregate fair value of the embedded derivative within the Working Capital Loan is approximately $7.0, based on a discounted cash flow approach and utilizing an option pricing model to value the conversion feature, with key assumptions including expected volatility of 7.5%, a discount rate of 9.67%, an estimated term of 11 months, warrant value of $0.40 per Private Placement Warrant and risk-free rates of 1.63%. The fair value is based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumption about the assumptions a market participant would use in pricing the embedded feature. The embedded conversion option is not clearly and closely related to the debt host instrument and was bifurcated from the loan host instrument, with a de minimis value, and classified on a combined basis with the loan host instrument in Working Capital Loan – related party in the accompanying condensed balance sheets.
The following table provides quantitative information regarding Level 3 fair value measurements inputs for the outstanding warrants at their measurement dates:

	As of March 4, 2022	As of March 31, 2022

Exercise price	$11.50	$11.50
Stock price	$9.18	$9.22
Term (years)	6.0	6.0
Volatility	8.9%	7.5%
Risk-free rate	1.87%	2.41%
Dividend yield	0.0%	0.0%